UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 10, 2005

Ault Incorporated

(Exact name of Registrant as specified in its charter)

Minnesota	0-12611	41-0842932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7105 Northland Terrace Minneapolis, MN 55428-1028		55428
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 592-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Election / Appointment of Director

On October 10, 2005, Lyron Bentovim joined the Board of Directors of Ault Incorporated. Mr. Bentovim is managing director of Skiritai Capital, a San Francisco-based investment adviser and the Company’s largest shareholder. Mr. Bentovim for himself and his affiliates and the Company have entered into a standard confidentiality agreement containing a one year standstill covenant preventing Mr. Bentovim from directly or indirectly effecting a business combination, proxy solicitation or similar change in control transaction with the Company.

The Company is furnishing as Exhibit 99.1 a copy of the press release of October 11, 2005, announcing Mr. Bentovim’s appointment and Exhibit 99.2 a biography of Mr. Bentovim.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1	Press Release of October 11, 2005.
99.2	Biography of Lyron Bentovim.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AULT INCORPORATED

	By:	/s/ William J. Birmingham
William J. Birmingham
Interim Chief Financial Officer

Dated: October 13, 2005